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                                                                       Exhibit 1

                              PROGRESS ENERGY, INC.

                           5.85% Senior Notes due 2008
                           7.00% Senior Notes due 2031


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                October 24, 2001

     To the Representative named in Schedule I hereto

     of the Underwriters named in Schedule II hereto

Dear Sirs:

     The undersigned Progress Energy, Inc., (the "Company") hereby confirms its agreement with each of the several Underwriters hereinafter named as follows:

     1.   Underwriters and Representatives. The term "Underwriters" as used
          --------------------------------
herein shall be deemed to mean the several firms named in Schedule II hereto and any underwriter substituted as provided in paragraph 6 hereof, and the term "Underwriter" shall be deemed to mean one of such Underwriters. The term "Representative" as used herein shall be deemed to mean the firms named in
Schedule I hereto, collectively. If any firm named in Schedule I hereto is also named on Schedule II hereto, then the terms "Underwriters" and "Representative," as used herein, shall each be deemed to refer to such firm. The firms named in
Schedule 1 hereto represent, jointly and severally, that they have been authorized by the Underwriters to execute this Underwriting Agreement (this "Agreement") on their behalf and to act for them as Representative in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. Any action under or in respect of this Agreement may be taken by either of the firms listed in Schedule I hereto as the Representative, and such action will be binding upon all the Underwriters.

     2.   Description of Securities. The Company proposes to issue and sell its
          -------------------------
debt securities of the designation, with the terms and in the amount specified in Schedule I hereto (the "Securities") in one or more new series under a governing indenture (the "Indenture") between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee"), in substantially the form heretofore delivered to the Representative.

     3.   Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to each of the Underwriters that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-49920) ("Registration

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     Statement No. 333-49920") under the Securities Act of 1933, as amended (the
     "Securities Act"), for the registration of up to an aggregate of $4,000,000,000 of the Company's securities (the "Initial Registered Securities") as described therein. As of the date hereof, the Company has sold $3,706,000,000 of the Initial Registered Securities. Registration Statement No. 333-49920 was declared effective by the Commission on December 28, 2001. The Company has also filed with the Commission a registration statement on Form S-3 (No. 333-69738) ("Registration Statement No. 333-69738") for the registration of $1,000,000,000 of the Company's securities (the "Additional Registered Securities") as described therein.
     As of the date hereof, the Company has sold none of the Additional Registered Securities. Registration Statement No. 333-69738 was declared effective by the Commission on October 24, 2001. The Indenture has been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). Registration Statement No. 333-69738 contained a combined prospectus for the sale of $1,294,000,000 of the Company's securities. Registration Statement Nos. 333-49920 and 333-69738 are herein after referred to collectively as the "Registration Statement." The term "Registration Statement" shall be deemed to include all amendments to the date hereof and all documents incorporated by reference therein (the "Incorporated Documents"). The combined prospectus included in Registration Statement 333-69738 , as supplemented by a preliminary prospectus supplement, dated October 24, 2001, relating to the Securities, and all prior amendments or supplements thereto (other than amendments or supplements relating to securities of the Company other than the Securities), including the Incorporated Documents, is hereinafter referred to as the "Preliminary Prospectus." The combined prospectus included in Registration Statement No. 333-69738, as it is to be supplemented by a prospectus supplement, dated on or about the date hereof, relating to the Securities (the "Prospectus Supplement"), and all prior amendments or supplements thereto, including the Incorporated Documents, is hereinafter referred to as the "Prospectus." Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), deemed to be incorporated therein after the date hereof and prior to the termination of the offering of the Securities by the Underwriters; and any references herein to the terms "Registration Statement" or "Prospectus" at a date after the filing of the Prospectus Supplement shall be deemed to refer to the Registration Statement or the Prospectus, as the case may be, as each may be amended or supplemented prior to such date.

          (b) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus which shall not have previously been furnished to the Representative or of which the Representative shall not previously have been advised or to which the Representative shall reasonably object in writing and which has not been approved by the Underwriters or their counsel acting on behalf of the Underwriters.

          (c) The Registration Statement, at the time and date each was declared effective by the Commission, complied, and the Registration Statement, the Prospectus and the Indenture, at the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") and at the

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     Closing Date, will comply, in all material respects, with the applicable provisions of the Securities Act and the 1939 Act and the applicable rules and regulations of the Commission thereunder; the Registration Statement, at the time and date each was declared effective by the Commission, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the date it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this subparagraph (c) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished herein or in writing to the Company by the Representative or by or on behalf of any Underwriter through the Representative expressly for use in the Prospectus or to any statements in or omissions from the Statement of Eligibility (Form T-1) of the Trustee under any Indenture. The Incorporated Documents, when they were filed with the Commission, complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and any documents so filed and incorporated by reference subsequent to the date hereof and prior to the termination of the offering of the Securities by the Underwriters will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and, when read together with the Registration Statement and the Prospectus, none of such documents included or includes or will include any untrue statement of a material fact or omitted or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The historical financial statements incorporated by reference in the Registration Statement present fairly the financial condition and operations of the Company at the respective dates or for the respective periods to which they apply; such financial statements have been prepared in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved; the pro forma combined financial statements incorporated by reference in the Registration Statement comply as to form, in all material respects, with the applicable accounting requirements of Rule 11-02 of Regulation S-X, and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements; and Deloitte & Touche LLP, which has audited certain of the financial statements, is an independent public or independent certified public accountant as required by the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder.

          (e) Except as reflected in, or contemplated by, the Registration Statement and the Prospectus, since the respective dates as of which information is given in the Registration Statement and Prospectus, and prior to the Closing Date, (i) there has been no material adverse change in the business, properties, results of operations or financial condition of the Company and its subsidiaries, considered as a whole; (ii) there has been

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     no material transaction entered into by the Company or any of its significant subsidiaries (as such term is defined in Rule 1-01(w) of Regulation S-X) of the Company (each a "Significant Subsidiary" and each of which is listed on Schedule III hereto) other than transactions contemplated by the Registration Statement and Prospectus or transactions arising in the ordinary course of business; and (iii) neither the Company nor any of its subsidiaries has any material contingent obligation that is not disclosed in the Registration Statement and Prospectus.

          (f) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the fulfillment of the terms hereof on the part of the Company to be fulfilled have been duly authorized by all necessary corporate action of the Company in accordance with the provisions of its articles of incorporation (the "Articles"), by-laws and applicable law.

          (g) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, the articles of incorporation or the by-laws of the Company or any Significant Subsidiary, applicable law or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Significant Subsidiary is now a party, or any judgment, order, writ or decree of any government or governmental authority or agency or court having jurisdiction over the Company or any of its Significant Subsidiaries or any of their assets, properties or operations, that, in the case of any such breach, default or Repayment Event, would have a material adverse effect on the business, properties, results of operations or financial condition of the Company and its subsidiaries considered as a whole. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Significant Subsidiary of the Company.

          (h) The Securities conform in all material respects to the description contained in the Prospectus.

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of North Carolina; each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization; each of the Company and each Significant Subsidiary has corporate power and authority to own, lease and operate its properties and to conduct its business as contemplated under this Agreement and the other agreements to which it is a party; and each of the Company and each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the business, properties, results of operations or financial condition of the Company and its subsidiaries considered as a whole.

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          (j)  The outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and non-assessable and is not subject to preemptive or other similar rights.

          (k) The issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and the common capital stock of each Significant Subsidiary is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

          (l) The Indenture (A) has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws affecting creditor's rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity and except the effect on enforceability of federal or state law limiting, delaying or prohibiting the making of payments outside the United States); and (B) conforms in all material respects to the description thereof in the Prospectus.

          (m) The Securities have been duly authorized by the Company and, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the required consideration therefor, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transferor or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity and except the effect on enforceability of federal or state law limiting, delaying or prohibiting the making of payments outside the United States). Such Securities rank and will rank on a parity with all unsecured and unsubordinated indebtedness of the Company.

          (n) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

          (o) Except as described in or contemplated by the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company or any of its subsidiaries or properties which are likely in the aggregate, to result in any material adverse change in the business, properties, results of operations or financial condition of the Company and its subsidiaries considered as a whole or which are likely in the aggregate to materially and adversely affect the consummation of this Agreement or the transactions contemplated herein or therein.

          (p) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is

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     necessary or required for the performance by the Company of its obligations hereunder in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions herein contemplated or for the due execution, delivery or performance of the Indenture by the Company, except such as have been already obtained or as may be required under the Securities Act or state securities laws and except for the qualification of the Indenture under the 1939 Act.

          (q) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreements or instruments to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of them is subject except for such defaults that would not result in a material adverse change in the business, properties, results of operations or financial condition of the Company and its subsidiaries considered as a whole.

          (r) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a material adverse change in the business, properties, results of operations or financial condition of the Company and its subsidiaries considered as a whole, neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof.

     4.   Purchase and Sale. On the basis of the representations, warranties and
          -----------------
covenants herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, severally and not jointly, and each such Underwriter agrees, severally and not jointly, to purchase from the Company, the respective principal amount of Securities of each series set forth opposite the name of such Underwriter in Schedule II hereto at the purchase price set forth in Schedule I hereto.

     5.   Reoffering by Underwriters. The Underwriters agree to make promptly a
          --------------------------
bona fide public offering of the Securities to the public for sale as set forth in the Prospectus, subject, however, to the terms and conditions of this Agreement.

     6.   Time and Place of Closing; Default of Underwriters.
          --------------------------------------------------

          (a) Payment for the Securities shall be made at the place, time and date specified in Schedule I hereto against delivery of the Securities at the office of Bank One Trust Company, N.A., One North State Street, Chicago, Illinois 60670-0126,, or such other place, time and date as the Representative and the Company may agree. The hour and date of such delivery and payment are herein called the "Closing Date." Payment for the Securities shall be by wire transfer of immediately available funds against delivery of the Securities to The Depository Trust Company or to Bank One Trust Company, N.A., as custodian for The Depository Trust Company, in fully registered global form registered in the name of Cede & Co., for the respective accounts specified by the Representative not later than the close of business on the business day prior to the

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     Closing Date or such other date and time not later than the Closing Date as agreed by The Depository Trust Company or Bank One Trust Company, N.A. For the purpose of expediting the checking of the certificates by the Representative, the Company agrees to make the Securities available to the Representative not later than 10:00 A.M., on the last full business day prior to the Closing Date at said office of Bank One Trust Company, N.A.

          (b) If one or more of the Underwriters shall, for any reason permitted hereunder, cancel its obligation to purchase hereunder and to take up and pay for the principal amount of the Securities to be purchased by such one or more Underwriters, the Company shall immediately notify the Representative, and the remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them) or to substitute another Underwriter or Underwriters, satisfactory to the Company, to take up and pay for the principal amount of the Securities which such one or more Underwriters did not purchase. If one or more Underwriters shall, for any reason other than a reason permitted hereunder, fail to take up and pay for the principal amount of the Securities of any series to be purchased by such one or more Underwriters, the Company shall immediately notify the Representative, and the remaining Underwriters shall be obligated to take up and pay for (in addition to the respective principal amount of the Securities of such series set forth opposite their respective names in
     Schedule II hereto) the principal amount of the Securities of such series which such defaulting Underwriter or Underwriters failed to take up and pay for, up to a principal amount thereof equal to, in the case of each such remaining Underwriter, 10% of the principal amount of the Securities of such series set forth opposite the name of such remaining Underwriter in said Schedule II, and such remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them), or to substitute another Underwriter or Underwriters, satisfactory to the Company, to take up and pay for, the remaining principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase. If any unpurchased Securities still remain, then the Company or the Representative shall be entitled to an additional period of 24 hours within which to procure another party or parties, members of the National Association of Securities Dealers, Inc. (or if not members of such Association, who are not eligible for membership in said Association and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with said Association's Conduct Rules) and satisfactory to the Company, to purchase or agree to purchase such unpurchased Securities on the terms herein set forth. In any such case either the Representative or the Company shall have the right to postpone the Closing Date for a period not to exceed three full business days from the date agreed upon in accordance with this paragraph 6, in order that the necessary changes in the Registration Statement and Prospectus and any other documents and arrangements may be effected. If (i) neither the non-defaulting Underwriters nor the Company has arranged for the purchase of such unpurchased Securities by another party or parties as above provided and (ii) the Company and the non-defaulting Underwriters have not mutually agreed to offer and sell the Securities other than the unpurchased Securities, then this Agreement shall terminate without any liability on the part of the Company or any Underwriter

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     (other than an Underwriter which shall have failed or refused, in accordance with the terms hereof, to purchase and pay for the principal amount of the Securities which such Underwriter has agreed to purchase as provided in paragraph 4 hereof), except as otherwise provided in paragraph 7 and paragraph 8 hereof.

     7.   Covenants of the Company. The Company covenants with each Underwriter
          ------------------------
that:

          (a) As soon as possible after the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to Rule 424, setting forth, among other things, the necessary information with respect to the terms of offering of the Securities. The Company will promptly deliver to the Representative and to counsel for the Underwriters, to the extent not previously delivered, one fully executed copy or one conformed copy, certified by an officer of the Company, of the Registration Statement, as originally filed, and of all amendments thereto, heretofore or hereafter made, (other than those relating solely to Registered Securities other than the Securities), including any post-effective amendment (in each case including all exhibits filed therewith and all documents incorporated therein not previously furnished to the Representative), including signed copies of each consent and certificate included therein or filed as an exhibit thereto, and will deliver to the Representative for distribution to the Underwriters as many conformed copies of the foregoing (excluding the exhibits, but including all documents incorporated therein) as the Representative may reasonably request. The Company will also send to the Underwriters as soon as practicable after the date of this Agreement and thereafter from time to time as many copies of the Prospectus and any preliminary prospectus as the Representative may reasonably request for the purposes required by the Securities Act.

          (b) During such period (not exceeding nine months) after the commencement of the offering of the Securities as the Underwriters may be required by law to deliver a Prospectus, if any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Representative shall occur, which in the opinion of the Company or the Representative should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, or if it is necessary to amend the Prospectus to comply with the Securities Act, the Company will forthwith at its expense prepare and furnish to the Underwriters and dealers named by the Representative a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus which will supplement or amend the Prospectus so that as supplemented or amended it will comply with the Securities Act and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. In case any Underwriter is required to deliver a Prospectus after the expiration of nine months after the commencement of the offering of the Securities, the Company, upon the request of the Representative, will furnish to the Representative, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Prospectus, complying with Section 10(a) of the Securities Act.

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          (c)  The Company will make generally available to its security holders, as soon as reasonably practicable, but in any event not later than 16 months after the end of the fiscal quarter in which the filing of the Prospectus pursuant to Rule 424 occurs, an earning statement (in form complying with the provisions of Section 11(a) of the Securities Act, which need not be certified by independent public accountants) covering a period of twelve months beginning not later than the first day of the Company's fiscal quarter next following the filing of the Prospectus pursuant to Rule 424.

          (d) The Company will use its best efforts promptly to do and perform all things to be done and performed by it hereunder prior to the Closing Date and to satisfy all conditions precedent to the delivery by it of the Securities.

          (e) The Company will advise the Representative promptly of the filing of the Prospectus pursuant to Rule 424 and of any amendment or supplement to the Prospectus or Registration Statement or of official notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if such a stop order should be entered, use its best efforts to obtain the prompt removal thereof.

          (f) The Company will use its best efforts to qualify the Securities, as may be required, for offer and sale under the Blue Sky or legal investment laws of such jurisdictions as the Representative may designate, and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation or dealer in securities, or to file any general consents to service of process under the laws of any jurisdiction.

     8.   Payment of Expenses. The Company will pay all expenses incident to the
          -------------------
performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement and the printing of this Agreement,
(ii) the delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the expenses in connection with the qualification of the Securities under securities laws in accordance with the provisions of subparagraph (f) of paragraph 7 hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith, such fees and disbursements (excluding filing fees) not to exceed $7,500, (v) the printing and delivery to the Underwriters of copies of the Registration Statement and all amendments thereto, of the Preliminary Prospectus, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the Blue Sky Survey, and (vii) the preparation and execution, and any filing and recording by the Company of the Indenture (such filing and recordation to be promptly made, after execution and delivery of such Indenture to the Trustee); and the Company will pay all taxes, if any (but not including any transfer taxes), on the issue of the Securities and any filing and recordation of the Indenture.

     The fees and disbursements of Underwriters' counsel shall be paid by the Underwriters (subject, however, to the provisions of the preceding paragraph requiring payment by the Company of fees and disbursements (excluding filing fees) not to exceed $7,500); provided, however, that if this Agreement is terminated in accordance with the provisions of paragraph 9,

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10 or 12 hereof, the Company shall reimburse the Representative for the account of the Underwriters for the fees and disbursements of Underwriters' counsel. The Company shall not be required to pay any amount for any expenses of the Representative or of any other of the Underwriters except as provided in paragraph 7 hereof and in this paragraph 8. The Company shall not in any event be liable to any of the Underwriters for damages on account of the loss of anticipated profit.

     9.   Conditions of Underwriters' Obligations. The several obligations of
          ---------------------------------------
the Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company as of the date hereof and the Closing Date, to the performance by the Company of its obligations to be performed hereunder prior to the Closing Date, and to the following further conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date; and no proceedings for that purpose shall be pending before, or, to the Company's knowledge, threatened by, the Commission on the Closing Date. The Representative shall have received, prior to payment for the Securities, a certificate dated the Closing Date and signed by the Chairman, President or a Vice President of the Company to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (b) At the Closing Date, the Representative shall receive favorable opinions from (1) Hunton & Williams, of counsel to the Company, which opinion shall be satisfactory in form and substance to counsel for the Underwriters, and (2) Pillsbury Winthrop LLP, counsel for the Underwriters (which counsel may rely as to all matters of North Carolina law upon the opinion of William D. Johnson, Esq., Executive Vice President, Corporate Secretary and General Counsel for the Company) to the effect that:

               (i) the Indenture has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting the rights of mortgagees and other creditors, and by general equitable principles and any implied covenant of good faith and fair dealings;

               (ii)   the Indenture has been duly qualified under the 1939 Act;

               (iii) assuming authentication by the Trustee in accordance with the Indenture and delivery to and payment for the Securities by the Underwriters, as provided in this Agreement, the Securities have been duly and validly authorized, executed and delivered and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting the rights of mortgagees and other creditors, and by general equitable principles and any implied covenant of good faith and fair dealings, and are entitled to the benefits of the Indenture;

               (iv) the statements made in the Prospectus under the caption "Description of Debt Securities" and in the Prospectus Supplement under the caption "Description of the Senior Notes," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

               (v) this Agreement has been duly and validly authorized, executed and delivered by the Company;

               (vi) the Registration Statement, at the time and date each was declared effective by the Commission, the Preliminary Prospectus, at the time it was filed with the Commission and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 (except as to the financial statements and other financial and statistical data constituting a part thereof or incorporated by reference therein, upon which such opinions need not pass), complied as to form in all material respects with the requirements of the Securities Act and the 1939 Act and the applicable instructions, rules and regulations of the Commission thereunder; the documents or portions thereof filed with the Commission pursuant to the Exchange Act and deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus pursuant to Item 12 of Form S-3 (except as to financial statements and other financial and statistical data constituting a part thereof or incorporated by reference therein and that part of the Registration Statement that constitutes the Statement of Eligibility on Form T-1, upon which such opinions need not pass), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement has become effective under the Securities Act and, to the best of the knowledge of said counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the Securities Act; and

               (vii) nothing has come to the attention of said counsel that would lead them to believe that the Registration Statement, at the time and date each was declared effective by the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and nothing has come to the attention of said counsel that would lead them to believe that (x) the Preliminary Prospectus, at the time it was filed with the Commission, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (y) the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 or, as amended or supplemented, at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and other financial and statistical data constituting a part of the Registration Statement, the Preliminary Prospectus or the Prospectus or incorporated by reference therein and that part of the Registration Statement that constitutes the Statement of Eligibility on Form T-1, upon which such opinions need not pass).

          (c) At the Closing Date, the Representative shall receive from William D. Johnson, Esq., Executive Vice President, Corporate Secretary and General Counsel for the Company, a favorable opinion in form and substance satisfactory to counsel for the Underwriters, to the same effect with respect to the matters enumerated in subdivisions (i), (iii), (v) and (vii) of subparagraph (b) of this paragraph 9 as the opinions required by said subparagraph (b), and to the further effect that:

               (i) the Company is a validly organized and existing corporation and is in good standing under the laws of the State of North Carolina; each Significant Subsidiary is a validly organized and existing corporation and is in good standing under the laws of the jurisdiction of its organization; and the Company and each of its subsidiaries is qualified as a foreign corporation in each state where the failure to be so qualified would have a material adverse effect on the Company and its subsidiaries considered as a whole;

               (ii) each of the Company and each Significant Subsidiary is duly authorized by its articles of incorporation to conduct the business which it is now conducting as set forth in the Prospectus;

               (iii) the issuance and sale of the Securities have been duly authorized by all necessary corporate action on the part of the Company;

               (iv) except as described in or contemplated by the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company or any Significant Subsidiary which are likely in the aggregate, to result in any material adverse change in the business, property, results of operations or financial condition of the Company and its subsidiaries considered as a whole or which are likely, in the aggregate, to materially and adversely affect the consummation of this Agreement or the transactions contemplated herein or therein;

               (v) the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default or Repayment Event under, the articles of incorporation or by-laws of the Company or any Significant Subsidiary, applicable law or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Significant Subsidiary is now a party or any judgment, order, writ or decree of any government or governmental authority or agency or court having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations that, in the case of any such breach, default or Repayment Event, would have a material adverse effect on the business, properties, results of operations or financial condition of the Company and its subsidiaries considered as a whole;

                           (vi) an appropriate order of the Commission with
                  respect to the sale of the Securities under the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act"), has been issued, and such order remains in effect at this date and constitutes valid and sufficient authorization under the Holding Company Act for the sale of the Securities as contemplated by this Agreement; and

                           (vii) no filing with, or authorization, approval,
                  consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions herein contemplated or for the due execution, delivery or performance of the Indenture by the Company, except such as have been already obtained or as may be required under the Securities Act or state securities laws and except for the qualification of the Indenture under the 1939 Act.

                  (d) The Representative shall have received on the date hereof and shall receive on the Closing Date from Deloitte & Touche LLP, a letter addressed to the Representative containing statements and information of the type ordinarily included in accountants' SAS 72 "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, including the pro-forma combined financial information.

                  (e) At the Closing Date, the Representative shall receive a certificate of the Chairman, President or a Vice President of the Company, dated the Closing Date, to the effect that the representations and warranties of the Company in this Agreement are true and correct as of the Closing Date.

                  (f) All legal proceedings taken in connection with the sale and delivery of the Securities shall have been satisfactory in form and substance to counsel for the Underwriters.

                  (g) At the Closing Date an order or orders of the Commission pursuant to the Holding Company Act permitting the issuance and sale of the Securities shall be in full force and effect and all provisions of such order or orders heretofore entered are deemed acceptable to the Representative and the Company, and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Representative and the Company unless within 24 hours after receiving a copy of any such order either shall give notice to the other to the effect that such order contains an unacceptable provision.

                  (h) The Company shall have complied with all notice-filing and other requirements, if any, of the North Carolina Utilities Commission, the Public Service

         Commission of South Carolina and the Florida Public Service Commission with respect to the issuance and sale of the Securities (except as described in Section 3(p) hereof).

         In case any of the conditions specified above in this paragraph 9 shall not have been fulfilled or waived by 2:00 P.M. on the Closing Date, this Agreement may be terminated by the Representative by delivering written notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in paragraphs 7 and 8 hereof.

         10. Conditions of the Company's Obligations. The obligations of the
             ---------------------------------------
Company to deliver the Securities shall be subject to the conditions set forth in the first sentence of subparagraph (a) of paragraph 9 hereof and in subparagraph (g) of paragraph 9 hereof. In case these conditions shall not have been fulfilled at the Closing Date, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representative. Any such termination shall be without liability of any party to any other party except as otherwise provided in paragraphs 7 and 8 hereof.

         11. Indemnification.
             ---------------

             (a) The Company agrees to indemnify and hold harmless each Underwriter, each officer and director of each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or common law and to reimburse each such Underwriter, each such officer and director and each such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them, when and as incurred, in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus, or in the Registration Statement or Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this paragraph 11 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission (i) was made in reliance upon and in conformity with information furnished herein or in writing to the Company by any Underwriter through the Representative expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus, or any amendment or supplement to either thereof, or (ii) arose out of, or was based upon, statements in or omissions from that part of the Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act (Form T-1) of the Trustee under the Indenture; and further provided, however, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom it is established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof sufficient in quantity to such Underwriter and the loss, liability, claim, or damage of such Underwriter results from any untrue statement or omission of a material fact contained in the preliminary prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus or in the Prospectus as then amended or supplemented and such correction would have cured the defect giving rise to such loss, claim, damage or liability The indemnity agreement of the Company contained in this paragraph 11 and the representations and warranties of the Company contained in paragraph 3 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any such officer or director or any such controlling person and shall survive the delivery of the Securities. The Underwriters agree to notify promptly the Company, and each other Underwriter, of the commencement of any litigation or proceedings against them or any of them, or any such controlling person, in connection with the sale of the Securities.

                  (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, its officers and directors, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or common law, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them, when and as incurred, in connection with investigating any such losses, claims, damages, or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter or through the Representative on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement to either thereof. The indemnity agreement of all the respective Underwriters contained in this paragraph 11 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any other Underwriter, or any such controlling person, and shall survive the delivery of the Securities. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers or directors, or any such controlling person, in connection with the sale of the Securities.

                  (c) The Company and each of the Underwriters agree that, upon the receipt of notice of the commencement of any action against it, its officers and directors, or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder. The Company and each of the Underwriters agree that the notification required by the preceding sentence shall be a material term of this Agreement. The omission so to notify such indemnifying party or parties of any such action shall relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party on account of any indemnity agreement contained herein if such indemnifying party was materially prejudiced by such omission, but shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them, as such expenses are incurred; provided, however, if the defendants (including any impleaded parties) in any such action include both the indemnified party and the indemnifying party, and counsel for the indemnified party shall have concluded, in its reasonable judgment, that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action). Each of the Company and the several Underwriters agrees that without the other party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provisions of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

                  (d) If the indemnification provided for in subparagraphs (a) or (b) above is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities of any series pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities of such series pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters with respect to such series, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of such Securities as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subparagraph (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subparagraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this subparagraph (d) are several in proportion to the principal amount of Securities of each series set forth opposite their respective names in Schedule II hereto and not joint.

          (e) For purposes of this paragraph 11, it is understood and agreed that the only information provided by the Underwriters herein or otherwise for inclusion in Registration Statement No. 333-69738 and the Prospectus was as follows: under the caption "Underwriting" in the Prospectus Supplement, the second, third and fourth sentences in the second paragraph, the third sentence of the third paragraph, the entire fourth paragraph, and the entire fifth paragraph. In addition, Tokyo-Mitsubishi International plc has furnished for inclusion in Registration Statement No. 333-69738 and Prospectus, the information included in footnote (a) to the table in the first paragraph under the caption "Underwriting" in the Prospectus Supplement.

                                     .-17-

         12. Termination Date of this Agreement. This Agreement may be
             ----------------------------------
terminated by the Representative at any time prior to the Closing Date by delivering written notice thereof to the Company, if on or after the date of this Agreement but prior to such time (a) there shall have occurred any general suspension of trading in securities on the New York Stock Exchange, or there shall have been established by the New York Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court any limitation on prices for such trading or any restrictions on the distribution of securities, or trading in any securities of the Company shall have been suspended or limited by any exchange or on the over-the-counter market, or (b) there shall have occurred any new outbreak of hostilities, including, but not limited to, an escalation of hostilities which existed prior to the date of this Agreement, or any national or international calamity or crisis, the effect of which outbreak, escalation, calamity, or crisis shall be such as to make it impracticable, in the reasonable judgment of the Representative, for the Underwriters to enforce contracts for the sale of the Securities, or (c) the Company or any Significant Subsidiary shall have sustained a substantial loss by fire, flood, accident or other calamity which renders it impracticable, in the reasonable judgment of the Representative, to consummate the sale of the Securities and the delivery of the Securities by the several Underwriters at the initial public offering price or (d) there shall have been any downgrading or any notice of any intended or potential downgrading in the rating accorded the Company's securities by any "nationally recognized statistical rating organization" as that term is defined by the Commission for the purposes of Securities Act Rule 436(g)(2), or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other outstanding debt, the effect of which, in the reasonable judgment of the Representative, makes it impracticable or inadvisable to consummate the sale of the Securities and the delivery of the Securities by the several Underwriters at the initial public offering price or (e) there shall have been declared, by New York or federal authorities, a general banking moratorium. This Agreement may also be terminated at any time prior to the Closing Date if in the reasonable judgment of the Representative the subject matter of any amendment or supplement to the Registration Statement or Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) filed after the execution of this Agreement shall have materially impaired the marketability of the Securities. Any termination hereof pursuant to this paragraph 12 shall be without liability of any party to any other party except as otherwise provided in paragraphs 7 and 8 hereof.

         13. Miscellaneous. The validity and interpretation of this Agreement
             -------------
shall be governed by the laws of the State of New York. Unless otherwise specified, time of day refers to New York City time. This Agreement shall inure to the benefit of, and be binding upon, the Company, the several Underwriters, and with respect to the provisions of paragraph 11 hereof, the officers and directors and each controlling person referred to in paragraph 11 hereof, and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

         14. Notices. All communications hereunder shall be in writing or by
             -------
telefax and, if to the Underwriters, shall be mailed, transmitted by any standard form of telecommunication or delivered to the Representative at the address set forth in Schedule I hereto and if to the Company, shall be mailed or delivered to it at 411 Fayetteville Street, Raleigh, North Carolina 27601-1748, attention of Thomas R. Sullivan, Treasurer.

     15. Counterparts. This Agreement may be simultaneously executed in
         ------------
counterparts, each of which when so executed shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

     16. Defined Terms. Unless otherwise defined herein, capitalized terms used
         -------------
in this Agreement shall have the meanings assigned to them in Registration Statement No. 333-69738.

[The remainder of this page has been intentionally left blank.]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed duplicate hereof whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            PROGRESS ENERGY, INC.


                                            By:/s/Thomas R. Sullivan

Accepted as of the date first
above written, as Underwriter
named in, and as the Representative
of the other Underwriters named in, Schedule II.

J.P. MORGAN SECURITIES INC.


By: /s/ Jose Padilla
    ----------------

Title:  Vice President






SALOMON SMITH BARNEY INC.

By: /s/ Peter Kind
    --------------

Title: Managing Director

                                   SCHEDULE I

         Representative and Addresses:


     J.P. Morgan Securities Inc.
     270 Park Avenue, 8/th/ Floor
     New York, NY  10017-0020
     Attention:  ____________________


     Salomon Smith Barney Inc.
     388 Greenwich Street
     34th Floor
     New York, New York 10013
     Attention:  ____________________

Designation:

   5.850% Senior Notes due 2008

         Principal Amount:          $400,000,000.
         Purchase Price:            99.330% of principal amount.
         Public Offering Price:     99.955% of principal amount, plus accrued
                                    interest from date of issuance to date of
                                    payment and delivery.
         Interest Rate:             5.850% per year.
         Maturity Date:             October 30, 2008.

   7.000% Senior Notes due 2031

         Principal Amount:          $400,000,000.
         Purchase Price:            98.455% of principal amount.
         Public Offering Price:     99.330% of principal amount, plus accrued
                                    interest from date of issuance to date of
                                    payment and delivery.
         Interest Rate:             7.000% per year.
         Maturity Date:             October 30, 2031.

Indenture Dated as of:              February 15, 2001.

Interest Payment Dates:             Interest on each series of the Senior Notes
                                    will be payable semi-annually in arrears on April 30 and October 30, commencing April
                                    30, 2002.

Redemption Terms:                   The Company may redeem some or all of the
                                    Senior Notes of each series at any time at the redemption prices described under
                                    "Description of the Senior Notes--

                                    Optional Redemption" in the prospectus
                                    supplement, plus accrued interest to the date of redemption.

Closing Date and Location:          October 30, 2001; Hunton & Williams, 421
                                    Fayetteville Street Mall, Raleigh, North
                                    Carolina 27601.

                                   SCHEDULE II

                                 Underwriter                          Principal Amount of:

                                                                  ----------------------------
                                                                   2008 Notes      2031 Notes
                                                                   ----------      ----------

      J.P. Morgan Securities Inc. .............................   $120,000,000    $120,000,000
      Salomon Smith Barney Inc. ...............................    120,000,000     120,000,000
      Banc of America Securities LLC ..........................     32,000,000      32,000,000
      Banc One Capital Markets, Inc. ..........................     32,000,000      32,000,000
      Goldman, Sachs & Co. ....................................     32,000,000      32,000,000
      Merrill Lynch, Pierce, Fenner & Smith Incorporated ......     32,000,000      32,000,000
      Tokyo-Mitsubishi International plc (a) ..................     32,000,000      32,000,000
                                                                  ------------    ------------
          Total ...............................................   $400,000,000    $400,000,000
                                                                  ============    ============


(a) Any sales to United States investors by Tokyo-Mitsubishi International plc will be made in accordance with the applicable laws and regulations of the United States.

                                  SCHEDULE III

                            Significant Subsidiaries
                            ------------------------

                         Carolina Power & Light Company
                         Progress Capital Holdings, Inc.
                         Florida Progress Corporation
                         Florida Power Corporation